Shelton Funds

Supplement dated January 28, 2022 to the
Statement of Additional Information dated January 1, 2022

The following paragraph replaces the first paragraph under the “Compensation Table” heading on page 25 of the Statement of Additional Information for Shelton Funds.

As shown in the following table, the total annual Trustee fees allocated to the Trust are equally divided between each series within the Trust and paid to the Trustees who are not affiliated with Shelton Capital Management. Effective January 1, 2022, each Trustee that is not affiliated with the Trust will receive $10,000 per quarter for all series within the fund complex, a portion of which are series of the Trust. Prior to January 1, 2022, each Trustee that is not affiliated with the Trust received $6,250 per quarter for all series within the fund complex, a portion of which are series of the Trust. The table provides information regarding the Funds as of August 31, 2021.